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             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         Form 8-K/A

                     AMENDMENT NO. 1 TO
                       CURRENT REPORT
            PURSUANT TO SECTION 13 OR 15(d) OF
            THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest          Commission
event reported):  September 19, 1997      File Number 0-18279
                                                      -------

              Tri-County Financial Corporation
    (Exact Name of Registrant as Specified in Charter)


         Maryland                           52-0692188
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(State or other jurisdiction             (I.R.S. Employer
of incorporation)                         Identification No.)


3035 Leonardtown Road, Waldorf, Maryland              20601
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(301) 645-5601
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Item 7 - Financial Statements and Exhibits

1. Letter from Deloitte & Touche LLP to the Securities and
Exchange Commission (filed herewith).
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                         SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Tri-County Financial Corporation



Date:  October 7, 1997       By:/s/ Michael L. Middleton
                                ------------------------
                                Michael L. Middleton, President
                                and Chairman of the Board



Date:  October 7, 1997       By:/s/ Henry A. Shorter
                                ------------------------
                                Henry A. Shorter, Jr., Secretary